UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: September 30, 2011

Date of reporting period: March 31, 2011

Item 1. Reports to Stockholders.

Chase
Growth Fund

❖

Chase Mid-Cap
Growth Fund

Semi-Annual Report
Dated March 31, 2011

Chase Investment Counsel Corporation
300 Preston Avenue
Suite 500
Charlottesville, Virginia 22902-5096

Advisor: 434-293-9104
Shareholder Servicing: 888-861-7556
www.chasegrowthfunds.com

Chase Funds

May 6, 2011

Dear Fellow Shareholder:

We are pleased to present our combined semi-annual report for the Chase Growth Fund (NASDAQ: CHASX, CHAIX) and the Chase Mid-Cap Growth Fund (NASDAQ: CHAMX) for the period ending March 31, 2011.  At the end of the first quarter, over 7,000 shareholders have $327 million invested in both classes of the Chase Growth Fund, while the Chase Mid-Cap Growth Fund has assets of $10.1 million with approximately 150 shareholders.  On January 28, 2007, we initiated a Substantial Investor Class (“SI Class”) of shares in the Chase Growth Fund (CHAIX) with an annual expense ratio 0.25% lower for direct shareholders who have invested at least $1 million.  We appreciate the trust all of you have placed in our management and we want to extend a special welcome to new shareholders since our October 28, 2010 letter.

Fund Performance Overview

We seek high quality stocks which are reasonably priced relative to their growth rates.  We follow a disciplined investment process which combines fundamental, technical and quantitative analysis seeking to control risk and build sound portfolios.

The stock market rose sharply in the six months ended March 31, 2011.  In periods like this, riskier stocks – those with lower quality, higher beta, less consistency of earnings, and more debt – outperformed the type of stock emphasized in our Funds.  We see some signs that these external factors may be shifting toward the type of equities owned by the Funds, as evidenced by the stronger relative performance of the Funds in February and March.  We believe this possible shift toward quality, as well as a market that has rewarded companies with strong fundamental performance, could help contribute to performance.  The following is a discussion of the components and drivers of the performance of each Fund, as well as how the characteristics of the underlying stocks compare with those in the Russell 1000® Growth Index and the Russell Midcap® Growth Index, respectively.

Chase Growth Fund (CHASX and CHAIX)
6 months ended 3/31/11
Chase Growth Fund Class N (CHASX)	+16.20%
Chase Growth Fund SI Class (CHAIX)	+16.33%
Russell 1000® Growth Index	+18.57%
Lipper Large Cap Growth Funds Index	+17.50%

On March 31st, the Chase Growth Fund was invested in 40 stocks. They range in market capitalization from $6.1 billion (Ball Corp.) to $321.1 billion (Apple Corp.).

For the last six months, the Chase Growth Fund’s relative underperformance is attributable to an underweight position in the energy sector in the earlier part of the period, and adverse stock selection/timing effects in the consumer discretionary and materials sectors.  For the six months ended March 31st, our five best performing stocks were Starbucks Corp. +37.82%, Deere & Co. +33.69%, E M C Corp. +30.18%, Ross Stores Inc. +27.53%, and Altera Corp. +27.08%.

The chart below compares the characteristics of Chase Growth Fund stocks to the stocks in the Russell 1000® Growth Index.  Chase Growth Fund stocks have higher five-year average annual earnings per share growth rates of 21% vs. 17% for the Russell 1000® Growth Index.  They have also been more profitable with a Return on Equity of 27% vs. 25%, and have had stronger balance sheets with Debt to Total Capital of 22% vs. 26%.  Consistent with higher growth rates, they have sold at higher Price-Earnings ratios (P/E) to the Russell 1000® Growth Index (17.5X vs. 16.8X) based on 2011 estimated earnings.  Our stocks are more reasonably priced, selling at 0.83 times their five-year historical growth

Chase Funds

rates compared to 0.97 times for the Russell 1000® Growth Index and 0.78 times their projected reinvestment rates compared to 0.89 times for the Russell 1000® Growth Index.

March 31, 2011	CHASE GROWTH FUND STOCKS vs. RUSSELL 1000® GROWTH INDEX

Source:  Chase Investment Counsel Corporation.  This information is based on certain assumptions and historical data.  None of the projected information provided (including estimated EPS numbers for 2011) is a prediction of future results for the Fund or companies held in the Fund’s portfolio.

March 31, 2011	FUNDAMENTALS AND RATIOS

P/E to Five-Year Historical Growth	P/E to Projected Reinvestment Rate

Source:  Chase Investment Counsel Corporation.  This information is based on certain assumptions and historical data.  None of the projected information provided (including estimated EPS numbers for 2011) is a prediction of future results for the Fund or companies held in the Fund’s portfolio.

Chase Mid-Cap Growth Fund (CHAMX)
6 months ended 3/31/11
Chase Mid-Cap Growth Fund (CHAMX)	+28.37%
Russell Midcap® Growth Index	+22.98%
Lipper Mid-Cap Growth Funds Index	+22.60%

On March 31st, the Chase Mid-Cap Growth Fund was invested in 46 stocks.  They range in market capitalization from $1.2 billion (Netgear Inc.) to $11.1 billion (Concho Resources Inc.).

The Chase Mid-Cap Growth Fund outperformed its benchmark, the Russell Midcap® Growth Fund Index, during the last six months.  Our outperformance was attributable to strong stock selection, particularly in the consumer discretionary, technology, and telecommunications services sectors. We were also helped by our heavier emphasis on some of the smaller capitalization midcap stocks.  For the six months ended March 31st, our five best performing stocks were Deckers Outdoor Corp. +66.70%, Carbo Ceramics Inc. +56.48%, Skyworks Solutions Inc. +52.44%, MetroPCS Communications Inc. +37.87%, and Tractor Supply Co. +37.21%.

The chart below compares the characteristics of Chase Mid-Cap Growth Fund stocks to the stocks in the Russell Midcap® Growth Index.  They have higher five-year average annual earnings per share growth rates of 24% vs. 18% for the Russell Midcap® Growth Index.  They have also been more profitable with a Return on Equity of 22% vs. 21%, and

Chase Funds

have had stronger balance sheets with Debt to Total Capital of only 19% vs. 27%.  Consistent with higher growth rates, they have sold at slightly higher P/E to the Russell Midcap® Growth Index (20.8X vs. 20.3X) based on 2011 estimated earnings.  Our mid-cap stocks are more reasonably priced, selling at 0.88 times their five-year historical growth rates compared to 1.13 times for the Russell Midcap® Growth Index and 1.01 times their projected reinvestment rates compared to 1.19 times for the Russell Midcap® Growth Index.

March 31, 2011	CHASE MID-CAP GROWTH FUND STOCKS vs. RUSSELL MIDCAP® GROWTH INDEX

Source:  Chase Investment Counsel Corporation.  This information is based on certain assumptions and historical data.  None of the projected information provided (including estimated EPS numbers for 2011) is a prediction of future results for the Fund or companies held in the Fund’s portfolio.

March 31, 2011	FUNDAMENTALS AND RATIOS

P/E to Five-Year Historical Growth	P/E to Projected Reinvestment Rate

Source:  Chase Investment Counsel Corporation.  This information is based on certain assumptions and historical data.  None of the projected information provided (including estimated EPS numbers for 2011) is a prediction of future results for the Fund or companies held in the Fund’s portfolio.

Market Outlook

Chase Investment Counsel Corporation uses a “bottoms up” as opposed to a “top-down” investment process. For shareholders who are interested, we believe these factors influence the investment outlook.

Positive Factors

Lowry’s Research indicates the market’s primary uptrend is still intact.  However, the overbought short-term indicators are extending to the intermediate term with the probabilities favoring a short-term market top but nothing more than a correction in an ongoing primary trend.  Their January 7th short-term Sell signal is still in force.  With risks rising, Lowry’s believes investors should be improving the quality of existing portfolios and holding only the strongest stocks in the strongest industries.

This latest move up in the market had strong participation globally.  As of April 12th, Ned Davis Research calculated that 41 of 45 world markets were above their own 200-day moving averages, and 42 of the 45 had a rising 200-day moving average.  The U.S. has been outperforming the world index since late August, which could continue to attract foreign investment.

Chase Funds

Since Chairman Bernanke’s August 27th announcement of Quantitative Easing round II (“QEII”) until recently, stock and commodity markets have risen as investors believe the Fed policies will cheapen the dollar and continue to provide excess liquidity for purchasing securities.  Moreover, during the last four months, the St. Louis Fed Adjusted Monetary Base has risen at a very rapid rate which should help support stock prices.

The tax and benefit compromise bill reduced the employee payroll tax by 2% for 2011 increasing consumer cash flow by approximately $120 billion and maintained attractive tax features of equity investing.  The option to write off 100% of business investment in 2011 is stimulating capital investment and could reduce business taxes by about $50 billion this year.

Despite low yields, on 3/31/11 money market funds were at $2.7 trillion, about 17% of Ned Davis Research (NDR) Total Stock Market Values.  Some of that cash may be invested by investors seeking higher yields or trying to hedge against dollar devaluation.

Bank Credit Analyst, as of 12/31/2010, pointed out that the difference between the trailing earnings yield on the S&P 500® Index and the real yield on AAA corporate debt, adjusted by the 10-year inflation expectation, was close to record high levels, which suggests that stocks could significantly outperform bonds, especially if earnings are up substantially again this year.  In our balanced portfolios, we continue to keep fixed income investments very short with an average maturity of only 1.4 years.

The Leading Economic Indicators year-over-year are indicative of continuing, though moderating, recovery. The ISM Composite Index has been trending higher despite falling slightly to 61.2 in March.  A number above 50 indicates growth in the manufacturing sector.  Let’s remember, although manufacturing employment has declined, U.S. manufacturing output per employee (productivity) continues to rise substantially.  Weekly jobless claims have continued the downward trend that began in April of 2009, with the four-week moving average of initial claims at 395,750 on 4/14/11, despite a jump to 412,000 for the one-week figure.

NDR calculates that the first two quarters of the presidential pre-election years (like 2011) have enjoyed the strongest median gains in the S&P 500® Index since 1929.  Since 1900, the DJIA has increased +13% on average during the third year of presidential terms.  The Stock Traders Almanac indicates that the S&P 500® Index rise in January should lead to an up 2011 with an 88.5% accuracy ratio.

Risk Factors

On March 31st, NDR estimated total common stock market capitalization (currently 4,100 U.S. stocks) rose to 106.0% of nominal Gross Domestic Product (GDP); down 39% from its 3/31/2000 historic peak of 172.6%, but still well above its lows of 36.3% and 32.2%, respectively, in 1974 and 1982 and well above its 60% norm since 1925.

On March 31st at 20.0x, the Leuthold Group calculated that “S&P Normalized valuations are already in the zone that have defined many important bull market tops” including that of October 2007.

Insider selling was elevated in February.  According to the Gartman Letter citing Paul Macrae Montgomery, insider selling is normally about 2-2.5 times as much as insider buying.  In mid-February the ratio rose to 10.5:1 for one week (the highest ratio in over a decade), and the last week in February was at 8:1.  While some of this selling is likely in response to the rise in stock prices over the last two years, and the ratio declined in March, it is in sharp contrast to the spring of 2009 when insider buying was twice that of selling.

Middle and lower income people continue to be impacted by depressed and still falling house prices as well as the recent spike in energy costs.  For them, the stimulus has not been effective and further recovery is uncertain.  With nearly 16% unemployed (including underemployed or working part-time) and consumers either choosing to reduce debt or being forced to do so (personal savings was 5.8% in February), we expect only modest expansion.  Consumer confidence

Chase Funds

has shown signs of recovery, but still remains at low levels and is vulnerable to further Middle East problems or lasting economic disruptions from the recent Japanese catastrophe.

Many economists point out that the recovery from the recent recession has been very weak and they believe that printing trillions of dollars, when interest rates are already very low, may not result in effective economic stimulus and further exacerbate debasement of the U.S. dollar.

Since the start of QEII, the Federal Reserve has had to buy almost 70% of new Treasury issues to finance the stimulus and keep interest rates at low levels.  If the Fed discontinues QEII on June 30th, there is little evidence that domestic and foreign investors will be willing to buy U.S. debt at abnormally low yields and defend the stability of the U.S. dollar.  If rates rise, it could be a significant depressant on bond prices and the higher yields could provide more competition for stocks.  Foreigners own 50% of U.S. Treasuries and we are quite dependent on their demand.

Our modest economic recovery (output is still below 2007 and 2008) has been largely dependent on huge government spending and inventory rebuilding.  The Department of Commerce reported that wholesale inventories rose 1.0% in February to $438 billion, a level which was up 12.7% from a year earlier which suggests that production has already resulted in an excessive inventory accumulation.

China is our largest creditor and our 3rd largest export market with its imports now rising more rapidly than its exports.  In February its worldwide imports actually exceeded exports for the first time.  Tariff legislation pending in the Senate could raise the cost of living for Americans and seriously impact trade with spiraling retaliations.

Conclusion

As we have repeatedly reminded our clients, a balance sheet recession caused by excessive debt and collapsing net worth has not been experienced since the 1930s.  We expect the need for financial deleveraging to take many years and restrain economic growth.  Longer term, the huge recent increase in our federal debt is threatening the U.S. Credit rating.  Fortunately there is no viable alternative to the U.S. dollar as the reserve currency.

According to the American Association of Individual Investors, by the end of 2010 bullishness was the highest for the entire bull market and the probability of a short term correction high.  On a closing basis, the declines from February highs to March lows were 6.3% for the Dow Jones Industrial Average (DJIA), 6.4% for the S&P 500® Index, and 7.7% for the NASDAQ Composite.  That decline tempered some of their excessive optimism with AAII’s recent poll showing bulls at 42.2% and bears rising to 31.0%.  However, the latest Investors Intelligence Investment Advisory poll has returned to a contrarily bearish level at 55.4% bulls and only 16.3% bears.  Last week at 15.7%, it reached the second lowest bearish level reading in 20 years, the lowest since December 30, 2009.

We are mindful that during the secular decline from 2/2/66 to 8/12/82 when the DJIA ultimately declined 22% and the S&P 500® Index about 9%, there were three major cyclical bull markets when the S&P 500® Index advanced 48%, 73% and 125%, respectively.  Those cyclical bull markets lasted 26, 32 and 74 months, respectively, and comprised 132 months or two-thirds of that 198 month secular decline.  With the rise since March ’09 quite extended and a number of technical studies showing short term weakness, we are watching the evidence closely to ascertain whether anything worse than a normal correction might be developing.

We continue to believe in emphasizing what, in our opinion, are reasonably priced, good-quality companies, especially since many no longer sell at historical premiums to lower-quality companies.  If the market rise since 2009 continues, good-quality equities may participate. Alternatively, if the rise ends abruptly, our stocks may enjoy better defensive qualities.

Chase Funds

TOP 10 HOLDINGS

Chase Growth Fund			Chase Mid-Cap Growth Fund
1.	Apple Inc.	5.27%	1.	Albemarle Corp.	2.78%
2.	Deere & Co.	4.76%	2.	CommVault Systems Inc.	2.76%
3.	E M C Corp.	4.42%	3.	Skyworks Solutions Inc.	2.73%
4.	Union Pacific Corp.	4.17%	4.	Bruker Corp.	2.62%
5.	Oracle Corp.	3.70%	5.	Tractor Supply Co.	2.55%
6.	Cognizant Technology Solutions	3.49%	6.	Carbo Ceramics Inc.	2.51%
7.	Baker Hughes Inc.	3.26%	7.	Informatica Corp.	2.48%
8.	Starbucks Corp.	3.11%	8.	Cooper Industries PLC	2.44%
9.	Joy Global Inc.	3.10%	9.	Panera Bread Co.	2.39%
10.	Walgreen Co.	3.06%	10.	MetroPCS Communications	2.38%

Derwood S. Chase, Jr., CIC, Chairman and CEO	Brian J. Lazorishak, CFA, Senior Vice President

Peter W. Tuz, CFA, President & Director	Peter C. Wood, CFA, Senior Vice President

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Mid-Cap Growth Fund invests in mid-cap companies, which involve additional risks such as limited liquidity and greater volatility.  The Funds may invest in foreign securities traded on U.S. exchanges, which involve greater volatility and political, economic and currency risks and differences in accounting methods.  Growth stocks are typically more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The opinions expressed above are those of the investment adviser, are subject to change, and any forecasts made cannot be guaranteed.

The Russell 1000® Growth Index contains those securities in the Russell 1000® Index with a greater-than-average growth orientation.  Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth rates.

The Russell Midcap® Growth Index is a market capitalization-weighted index that measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values.  The stocks are also members of the Russell 1000® Growth Index.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Dow Jones Industrial Average (DJIA) is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends.

The Lipper Large Cap Growth Funds Index is comprised of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.

The Lipper MidCap Growth Funds Index measures the performance of funds in the midcap growth category as tracked by Lipper, Inc.

The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange.

Chase Funds

You cannot invest directly in an index.

Please note our Chase Funds do not have any sales charges but management fees and other expenses still apply. Please refer to the prospectus for further details.

Founded in 1938, Lowry’s Research Corporation’s (“Lowry’s”) has developed a series of indices and market indicators based around historical supply and demand forces in the market, including their proprietary Buying Power Index, Selling Pressure Index, OCO Unweighted Price Index and Intermediate Trend Sell signals.

The NDR (Ned Davis Research) Total Market Value proxies the market value of all U.S.-domiciled companies traded on U.S. exchanges, and is thus one of the broadest measures of the U.S. stock market.

The ISM Composite Index is based on surveys of 300 U.S. purchasing managers across 20 manufacturing industries.  Values above 50 indicate an expanding economy while values below 50 indicate a contracting economy.

Fee waivers are in effect for the Mid-Cap Growth Fund. In the absence of fee waivers, total return would be reduced.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult a tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Funds nor any of their representatives may give legal or tax advice.

Beta measures the volatility of the fund, as compared to that of the overall market. The Market’s beta is set at 1.00; a beta higher than 1.00 is considered to be more volatile than the market, while a beta lower than 1.00 is considered to be less volatile.

Fund holdings and sector weightings are subject to change and are not a recommendation to buy or sell any security.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

The Price-Earnings Ratio (“P/E”) is the most common measure of how expensive a stock is.

The Return on Equity (“ROE”) is the amount earned on a company’s common stock investment for a given period.

Debt to Total Capital Ratio shows the relationship between a company’s debt and its available capital, indicating the financial leverage of the company.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Quasar Distributors, LLC, Distributor.  (5/11)

Chase Funds

SECTOR ALLOCATION OF PORTFOLIO ASSETS at March 31, 2011 (Unaudited)

Chase Growth Fund

Chase Mid-Cap Growth Fund

Percentages represent market value as a percentage of total investments.

EXPENSE EXAMPLE at March 31, 2011 (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/10 – 3/31/11).

Chase Funds

EXPENSE EXAMPLE at March 31, 2011 (Unaudited), Continued

Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.48% in the Chase Mid-Cap Growth Fund, per the advisory agreement. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. The Example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 10/1/10	Value 3/31/11	Period 10/1/10 – 3/31/11*
Chase Growth Fund (Class N)
Actual	$1,000.00	$1,162.00	$6.63
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.19

*
Expenses are equal to the Fund’s annualized expense ratio of 1.23% for the period, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

	Beginning Account	Ending Account	Expenses Paid During
	Value 10/1/10	Value 3/31/11	Period 10/1/10 – 3/31/11*
Chase Growth Fund (Substantial Investor Class)
Actual	$1,000.00	$1,163.30	$5.29
Hypothetical (5% return before expenses)	$1,000.00	$1,020.04	$4.94

*
Expenses are equal to the Fund’s annualized expense ratio of 0.98% for the period, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

	Beginning Account	Ending Account	Expenses Paid During
	Value 10/1/10	Value 3/31/11	Period 10/1/10 – 3/31/11*
Chase Mid-Cap Growth Fund (Class N)
Actual	$1,000.00	$1,283.70	$8.43
Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	$7.44

*
Expenses are equal to the Fund’s annualized expense ratio of 1.48% for the period, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2011 (Unaudited)

Shares	COMMON STOCKS: 98.6%	Value
	Asset Management: 2.0%
99,400	T. Rowe Price Group Inc.	$6,602,148

	Auto/Auto Parts: 1.5%
85,990	O’Reilly Automotive, Inc.*	4,940,985

	Beverage: 1.7%
81,630	Coca-Cola Co.	5,416,151

	Broadcast Media: 1.7%
116,550	DIRECTV - Class A*	5,454,540

	Chemicals - Fertilizers: 2.5%
138,900	Potash Corp. of Saskatchewan Inc.+	8,185,377

	Chemicals - Specialty: 2.0%
62,800	Praxair, Inc.	6,380,480

	Computer Hardware: 8.3%
49,370	Apple Inc.*	17,202,977
60,630	International Business Machines Corp.	9,886,934
		27,089,911
	Computer - Storage: 4.4%
543,780	EMC Corp.*	14,437,359

	Computer Software - Desktop/Small Business: 2.3%
139,480	Intuit Inc.*	7,406,388

	Computer Software - Enterprise: 3.7%
361,800	Oracle Corp.	12,073,266

	Conglomerates: 2.3%
147,630	Danaher Corp.	7,661,997

	Containers: 1.5%
140,400	Ball Corp.	5,033,340

	Dental Supplies: 1.6%
73,400	Henry Schein, Inc.*	5,150,478

	Drugs - Generic: 2.2%
131,200	Watson Pharmaceuticals, Inc.*	7,348,512

	Drugs - Proprietary: 3.5%
45,580	Novo Nordisk A/S - ADR	5,707,983

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2011 (Unaudited), Continued

Shares		Value
	Drugs - Proprietary: 3.5%, Continued
65,230	Shire PLC - ADR	$5,681,533
		11,389,516
	Electrical Equipment: 0.8%
63,100	AMETEK, Inc.	2,768,197

	Electrical Instruments: 1.2%
43,480	Waters Corp.*	3,778,412

	Electronics: 1.0%
58,650	Amphenol Corp. - Class A	3,189,974

	Energy/Integrated: 5.6%
88,940	Chevron Corp.	9,554,824
82,270	Occidental Petroleum Corp.	8,596,392
		18,151,216
	Energy/Oil Service: 8.9%
145,100	Baker Hughes Inc.	10,654,693
153,900	Cameron International Corp.*	8,787,690
102,700	Schlumberger Ltd.	9,577,802
		29,020,185
	Health Care Distribution: 2.4%
195,650	AmerisourceBergen Corp.	7,739,914

	Health Care Products: 1.5%
96,900	Covidien PLC+	5,032,986

	Luxury Goods: 1.5%
96,400	Coach, Inc.	5,016,656

	Machinery: 10.4%
76,630	Cummins Inc.	8,400,181
160,290	Deere & Co.	15,530,498
102,380	Joy Global Inc.	10,116,168
		34,046,847
	Metals: 2.1%
72,960	BHP Billiton Ltd. - ADR	6,995,405

	Metals - Precious: 1.1%
72,330	Barrick Gold Corp.+	3,754,650

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2011 (Unaudited), Continued

Shares		Value
	Railroad: 4.2%
138,540	Union Pacific Corp.	$13,622,638

	Restaurants: 5.8%
275,050	Starbucks Corp.	10,163,097
170,410	Yum! Brands, Inc.	8,755,666
		18,918,763
	Retail - Discount: 1.8%
83,700	Ross Stores, Inc.	5,952,744

	Retail Drug Stores: 3.1%
248,700	Walgreen Co.	9,982,818

	Service Companies: 3.5%
140,000	Cognizant Technology Solutions - Class A*	11,396,000

	Telecommunication Equipment: 2.5%
195,100	Juniper Networks, Inc.*	8,209,808
	Total Common Stocks (Cost $253,834,717)	322,147,661

	SHORT-TERM INVESTMENTS: 2.0%
6,355,621	Invesco STIT Treasury Portfolio - Institutional Class, 0.02%#	6,355,621
	Total Short-Term Investments (Cost $6,355,621)	6,355,621
	Total Investments in Securities (Cost $260,190,338): 100.6%	328,503,282
	Liabilities in Excess of Other Assets: (0.6%)	(1,915,006)
	Net Assets: 100.0%	$326,588,276

ADR - American Depositary Receipt
*	Non-income producing security.
+	U.S. traded security of a foreign issuer.
#	Rate shown is the 7-day yield as of March 31, 2011.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2011 (Unaudited)

Shares	COMMON STOCKS: 96.8%	Value
	Asset Management: 2.0%
1,830	Affiliated Managers Group, Inc.*	$200,147

	Auto/Auto Parts: 1.8%
3,100	O’Reilly Automotive Inc.*	178,126

	Beverage: 2.0%
3,400	Hansen Natural Corp.*	204,782

	Brokerage: 2.0%
2,800	Stifel Financial Corp.*	201,012

	Business Services: 2.3%
4,200	VeriFone Systems, Inc.*	230,790

	Chemicals: 4.6%
4,700	Albemarle Corp.	280,919
2,200	FMC Corp.	186,846
		467,765
	Chemicals - Specialty: 2.1%
1,370	NewMarket Corp.	216,761

	Computer - Networking: 3.8%
5,200	ADTRAN, Inc.	220,792
5,100	NETGEAR, Inc.*	165,444
		386,236
	Computer - Storage: 4.6%
4,800	Informatica Corp.*	250,704
4,200	Teradata Corp.*	212,940
		463,644
	Computer Software - Enterprise: 9.0%
3,800	BMC Software Inc.*	189,012
7,000	CommVault Systems, Inc.*	279,160
4,000	MICROS Systems, Inc.*	197,720
8,800	TIBCO Software Inc.*	239,800
		905,692
	Dental Supplies: 2.0%
2,800	Henry Schein, Inc.*	196,476

	Drugs - Generic: 4.0%
2,800	Perrigo Co.	222,656

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2011 (Unaudited), Continued

Shares		Value
	Drugs - Generic: 4.0%, Continued
3,300	Watson Pharmaceuticals, Inc.*	$184,833
		407,489
	Electrical Equipment: 4.6%
4,850	AMETEK, Inc.	212,770
3,800	Cooper Industries PLC+	246,620
		459,390
	Electrical Instruments: 4.0%
12,700	Bruker Corp.*	264,795
1,600	Waters Corp.*	139,040
		403,835
	Energy/Oil & Gas Exploration & Production: 2.0%
1,890	Concho Resources Inc.*	202,797

	Energy/Oil Service: 2.5%
1,800	CARBO Ceramics Inc.	254,016

	Finance/Information Services: 4.0%
2,900	Fiserv, Inc.*	181,888
4,300	Wright Express Corp.*	222,912
		404,800
	Footwear: 3.9%
2,310	Deckers Outdoor Corp.*	199,006
9,200	Iconix Brand Group, Inc.*	197,616
		396,622
	Information Services: 2.0%
2,310	IHS Inc. - Class A*	205,013

	Machinery: 2.0%
2,010	Joy Global Inc.	198,608

	Personal Care: 3.5%
6,000	Nu Skin Enterprises, Inc. - Class A	172,500
3,800	Ulta Salon, Cosmetics & Fragrance, Inc.*	182,894
		355,394
	Railroad: 2.1%
3,700	Genesee & Wyoming Inc.*	215,340

	Restaurants: 2.4%
1,900	Panera Bread Co. - Class A*	241,300

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2011 (Unaudited), Continued

Shares		Value
	Retail - Apparel: 2.0%
6,200	Ascena Retail Group, Inc.*	$200,942

	Retail - Discount: 2.0%
2,870	Ross Stores, Inc.	204,114

	Retail - Specialty: 6.3%
4,900	Dick’s Sporting Goods, Inc.*	195,902
4,500	PetSmart, Inc.	184,275
4,300	Tractor Supply Co.	257,398
		637,575
	Semiconductors: 2.7%
8,500	Skyworks Solutions, Inc.*	275,570

	Telecommunication Services: 6.4%
9,400	MasTec Inc.*	195,520
14,800	MetroPCS Communications, Inc.*	240,352
8,200	NeuStar, Inc. - Class A*	209,756
		645,628
	Waste Disposal: 2.2%
7,600	Waste Connections, Inc.	218,804

	Wholesale Distributor: 2.0%
4,000	Tech Data Corp.*	203,440
	Total Common Stocks (Cost $7,268,924)	9,782,108

	SHORT-TERM INVESTMENTS: 3.0%
309,666	Invesco STIT Treasury Portfolio - Institutional Class, 0.02%#	309,666
	Total Short-Term Investments (Cost $309,666)	309,666
	Total Investments in Securities (Cost $7,578,590): 99.8%	10,091,774
	Other Assets in Excess of Liabilities: 0.2%	15,530
	Net Assets: 100.0%	$10,107,304

*	Non-income producing security.
+	U.S. traded security of a foreign issuer.
#	Rate shown is the 7-day yield as of March 31, 2011.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Chase Funds

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2011 (Unaudited)

	Chase	Chase Mid-Cap
	Growth Fund	Growth Fund
ASSETS
Investments in securities, at value
(identified cost $260,190,338 and $7,578,590, respectively)	$328,503,282	$10,091,774
Cash	73,379	—
Receivables
Fund shares issued	94,239	30,620
Dividends and interest	314,632	3,485
Dividend tax reclaim	11,960	—
Prepaid expenses	28,732	6,818
Total assets	329,026,224	10,132,697

LIABILITIES
Payables
Fund shares redeemed	2,062,565	—
Due to Advisor	209,615	1,313
Shareholder servicing fees	36,009	2,308
Custody fees	19,317	1,020
Administration fees	25,915	913
Transfer agent fees and expenses	29,244	3,008
Audit fees	9,125	9,167
Fund accounting fees	19,065	3,734
Chief Compliance Officer fee	1,990	526
Legal fees	2,856	2,529
Accrued expenses and other liabilities	22,247	875
Total liabilities	2,437,948	25,393
NET ASSETS	$326,588,276	$10,107,304

The accompanying notes are an integral part of these financial statements.

Chase Funds

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2011 (Unaudited), Continued

	Chase	Chase Mid-Cap
	Growth Fund	Growth Fund
CALCULATION OF NET ASSET VALUE PER SHARE
Class N Shares
Net assets applicable to shares outstanding	$167,529,651	$10,107,304
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	9,014,910	286,430
Net asset value, offering and redemption price per share	$18.58	$35.29
Substantial Investor Class Shares
Net assets applicable to shares outstanding	$159,058,625	$—
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	8,522,096	—
Net asset value, offering and redemption price per share	$18.66	$—

COMPONENTS OF NET ASSETS
Paid-in capital	$264,339,709	$8,293,901
Accumulated net investment income/(loss)	60,301	(59,309)
Accumulated net realized loss from investments	(6,124,678)	(640,472)
Net unrealized appreciation on investments	68,312,944	2,513,184
Net assets	$326,588,276	$10,107,304

The accompanying notes are an integral part of these financial statements.

Chase Funds

STATEMENTS OF OPERATIONS For the Six Months Ended March 31, 2011 (Unaudited)

	Chase	Chase Mid-Cap
	Growth Fund	Growth Fund
INVESTMENT INCOME
Income
Dividends (Net of foreign taxes withheld
of $54,647 and $0, respectively)	$2,012,077	$35,440
Interest	1,871	74
Total income	2,013,948	35,514
Expenses
Advisory fees (Note 4)	1,309,126	48,052
Shareholder servicing fees - Class N Shares (Note 5)	235,249	16,017
Administration fees (Note 4)	179,393	9,958
Transfer agent fees and expenses (Note 4)	62,152	9,648
Fund accounting fees (Note 4)	44,315	12,035
Custody fees (Note 4)	31,628	2,563
Printing and mailing expense	16,684	669
Registration fees	14,836	4,979
Insurance expense	14,622	1,383
Trustees fees	9,865	3,211
Audit fees	9,125	7,491
Legal fees	6,495	3,969
Chief Compliance Officer fee (Note 4)	5,323	2,194
Miscellaneous	14,834	1,298
Total expenses	1,953,647	123,467
Less: Fees waived by Advisor (Note 4)	—	(28,644)
Net expenses	1,953,647	94,823
Net investment income/(loss)	60,301	(59,309)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments	41,832,657	3,135,701
Net change in unrealized appreciation on investments	11,433,924	69,444
Net realized and unrealized gain on investments	53,266,581	3,205,145
Net Increase in Net Assets Resulting from Operations	$53,326,882	$3,145,836

The accompanying notes are an integral part of these financial statements.

Chase Funds

(This Page Intentionally Left Blank.)

Chase Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year
	March 31, 2011	Ended
	(Unaudited)	Sept. 30, 2010
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income/(loss)	$60,301	$(740,741)
Net realized gain from investments	41,832,657	58,854,244
Net realized gain from in-kind-redemption	—	7,275,307
Net change in unrealized appreciation/(depreciation)
on investments	11,433,924	(18,960,448)
Net increase in net assets resulting from operations	53,326,882	46,428,362

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from
net change in outstanding shares (a)	(86,730,903)	(490,617,216)
Total decrease in net assets	(33,404,021)	(444,188,854)

NET ASSETS
Beginning of period	359,992,297	804,181,151
End of period	$326,588,276	$359,992,297
Accumulated net investment income	$60,301	$—

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)  A summary of share transactions is as follows:

Class N Shares
	Six Months Ended		Year
	March 31, 2011		Ended
	(Unaudited)		Sept. 30, 2010
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	481,232	$8,437,344	3,189,648	$48,807,960
Shares redeemed*	(4,463,275)	(77,788,899)	(18,048,645)	(276,368,163)
Net decrease	(3,982,043)	$(69,351,555)	(14,858,997)	$(227,560,203)
* Net of redemption fees of		$3,693		$17,432

Substantial Investor Class Shares
	Six Months Ended		Year
	March 31, 2011		Ended
	(Unaudited)		Sept. 30, 2010
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	350,580	$6,114,392	1,214,570	$18,663,285
Shares redeemed*	(1,316,379)	(23,493,740)	(18,529,236)	(281,720,298)
Net decrease	(965,799)	$(17,379,348)	(17,314,666)	$(263,057,013)
* Net of redemption fees of		$—		$1,324

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year
	March 31, 2011	Ended
	(Unaudited)	Sept. 30, 2010
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(59,309)	$(108,726)
Net realized gain from investments	3,135,701	3,511,182
Net change in unrealized appreciation/(depreciation) on investments	69,444	(1,133,918)
Net increase in net assets resulting from operations	3,145,836	2,268,538

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from
net change in outstanding shares (a)	(6,188,023)	(14,916,671)
Total decrease in net assets	(3,042,187)	(12,648,133)

NET ASSETS
Beginning of period	13,149,491	25,797,624
End of period	$10,107,304	$13,149,491
Accumulated net investment loss	$(59,309)	$—

(a)  A summary of share transactions is as follows:

Class N Shares
	Six Months Ended		Year
	March 31, 2011		Ended
	(Unaudited)		Sept. 30, 2010
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	22,393	$712,132	9,764	$243,325
Shares redeemed*	(214,225)	(6,900,155)	(633,957)	(15,159,996)
Net decrease	(191,832)	$(6,188,023)	(624,193)	$(14,916,671)
* Net of redemption fees of		$—		$827

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Class N Shares
	Six Months
	Ended
	March 31, 2011		Year Ended September 30,
	(Unaudited)		2010	2009		2008	2007		2006
Net asset value, beginning of period	$15.99		$14.71	$17.24		$22.20	$19.36		$19.02
Income from investment operations:
Net investment income/(loss)(1)	(0.01)		(0.04)	0.02		0.04	0.03		0.04
Net realized and unrealized
gain/(loss) on investments	2.60		1.32	(2.51)		(3.04)	3.50		0.30
Total from investment operations	2.59		1.28	(2.49)		(3.00)	3.53		0.34
Less distributions:
From net investment income	—		—	(0.04)		(0.04)	(0.06)		—
From net realized gain
on investments	—		—	—		(1.92)	(0.63)		—
Distributions in excess	—		—	(0.00	)(2)	—	—		—
Total distributions	—		—	(0.04)		(1.96)	(0.69)		—
Paid-in capital from
redemption fees(1)(2)	0.00		0.00	0.00		0.00	0.00		0.00
Net asset value, end of period	$18.58		$15.99	$14.71		$17.24	$22.20		$19.36
Total return	16.20	%(4)	8.70%	-14.45%		-14.93%	18.79%		1.79%
Ratios/supplemental data:
Net assets, end of period (thousands)	$167,530		$207,817	$409,698		$426,473	$534,456		$602,102
Ratio of expenses to average net assets	1.23	%(5)	1.17%	1.19%		1.17%	1.17	%(3)	1.17%
Ratio of interest expense
to average net assets	—		0.00%	—		—	—		—
Ratio of net investment income/(loss)
to average net assets	(0.09	%)(5)	(0.25%)	0.17%		0.20%	0.16%		0.18%
Portfolio turnover rate	48.20	%(4)	153.49%	181.38%		181.43%	136.99%		163.94%

(1)Based on average shares outstanding.
(2)Amount is less than $0.01.
(3)Effective June 21, 2007, the Advisor eliminated the expense cap.
(4)Not annualized.
(5)Annualized.

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

FINANCIAL HIGHLIGHTS, Continued

For a share outstanding throughout each period

Substantial Investor Class Shares
	Six Months
	Ended							January 29, 2007(1)
	March 31, 2011		Year Ended September 30,					Through
	(Unaudited)		2010		2009		2008	September 30, 2007
Net asset value,
beginning of period	$16.04		$14.72		$17.27		$22.23	$19.04
Income from investment operations:
Net investment income(2)	0.02		0.00	(6)	0.03		0.08	0.02
Net realized and unrealized
gain/(loss) on investments	2.60		1.32		(2.50)		(3.03)	3.17
Total from investment operations	2.62		1.32		(2.47)		(2.95)	3.19
Less distributions:
From net investment income	—		—		(0.08)		(0.09)	—
From net realized
gain on investments	—		—		—		(1.92)	—
Distributions in excess	—		—		(0.00	)(6)	—	—
Total distributions	—		—		(0.08)		(2.01)	—
Paid-in capital from
redemption fees	—		0.00	(2)(6)	—		—	—
Net asset value, end of period	$18.66		$16.04		$14.72		$17.27	$22.23
Total return	16.33	%(3)	8.97%		-14.26%		-14.69%	16.75	%(3)
Ratios/supplemental data:
Net assets, end of
period (thousands)	$159,058		$152,175		$394,483		$120,965	$86,496
Ratio of expenses to
average net assets	0.98	%(4)	0.92%		0.94%		0.92%	0.92	%(4)
Ratio of interest expense to
average net assets	—		0.00%		—		—	—
Ratio of net investment income
to average net assets	0.18	%(4)	0.00%		0.22%		0.39%	0.18	%(4)
Portfolio turnover rate	48.20	%(3)	153.49%		181.38%		181.43%	136.99	%(5)

(1)Commencement of operations.
(2)Based on average shares outstanding.
(3)Not annualized.
(4)Annualized.
(5)Portfolio turnover rate calculated for the year ended September 30, 2007.
(6)     Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Class N Shares
	Six Months
	Ended
	March 31, 2011		Year Ended September 30,
	(Unaudited)		2010		2009		2008	2007		2006
Net asset value, beginning of period	$27.49		$23.40		$26.50		$33.57	$30.39		$31.37
Income from investment operations:
Net investment loss(1)	(0.14)		(0.19)		(0.18)		(0.25)	(0.19)		(0.14)
Net realized and unrealized
gain/(loss) on investments	7.94		4.28		(2.92)		(5.79)	5.97		(0.24)
Total from investment operations	7.80		4.09		(3.10)		(6.04)	5.78		(0.38)
Less distributions:
From net realized
gain on investments	—		—		—		(1.01)	(2.60)		(0.60)
Distributions in excess	—		—		—		(0.02)	—		—
Total distributions	—		—		—		(1.03)	(2.60)		(0.60)
Paid-in capital from
redemption fees	—		0.00	(1)(2)	0.00	(1)(2)	—	0.00	(1)(2)	0.00	(1)(2)
Net asset value, end of period	$35.29		$27.49		$23.40		$26.50	$33.57		$30.39
Total return	28.37	%(3)	17.48%		-11.70%		-18.56%	20.57%		-1.24%
Ratios/supplemental data:
Net assets, end of period (thousands)	$10,107		$13,149		$25,798		$28,904	$30,755		$27,293
Ratio of expenses including interest
expense to average net assets:
Before fee waiver	1.93	%(4)	1.88%		1.61%		1.52%	1.52%		1.74%
After fee waiver	1.48	%(4)	1.48%		1.48%		1.48%	1.48%		1.48%
Ratio of interest expense to
average net assets	—		0.03%		—		—	—		—
Ratio of net investment loss
including interest expense
to average net assets:
Before fee waiver	(1.37	%)(4)	(1.14%)		(1.02%)		(0.95%)	(0.68%)		(0.71%)
After fee waiver	(0.92	%)(4)	(0.74%)		(0.89%)		(0.91%)	(0.64%)		(0.45%)
Portfolio turnover rate	62.14	%(3)	140.28%		89.11%		112.40%	151.23%		119.98%

(1)Based on average shares outstanding.
(2)Amount is less than $0.01.
(3)Not annualized.
(4)Annualized.

The accompanying notes are an integral part of these financial statements.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2011 (Unaudited)

NOTE 1 – ORGANIZATION

The Chase Growth Fund and the Chase Mid-Cap Growth Fund (each a “Fund” and collectively, the “Funds”) are each a series of shares of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company. The Chase Growth Fund (the “Growth Fund”) is a diversified fund.  The investment objective of the Growth Fund is growth of capital, and it intends to achieve its objective by investing primarily in common stocks of domestic companies with a large market capitalization of $5 billion and above.  The Growth Fund commenced operations on December 2, 1997.  Prior to January 29, 2007, the shares of the Growth Fund had no specific designation.  As of that date, all of the then outstanding shares were redesignated as Class N Shares.  As part of its multiple class plan, the Growth Fund also offers Substantial Investor Class Shares, which commenced operations on January 29, 2007.  Because the fees and expenses vary between the Class N Shares and the Substantial Investor Class Shares, performance will vary with respect to each class.  Under normal conditions, the Substantial Investor Class Shares are expected to have lower expenses than the Class N Shares which will result in higher total returns.

The Chase Mid-Cap Growth Fund (the “Mid-Cap Fund”) is also a diversified fund.  The investment objective of the Mid-Cap Fund is to seek to achieve capital appreciation by investing at least 80% of its net assets in common stocks of companies that have a mid-size market capitalization.  The advisor considers a mid-cap security to be one that has a market capitalization of between $1 billion and $15 billion.  Prior to January 28, 2009, the Mid-Cap Fund’s shares were designated as Class A Shares.  As of that date, all of the then outstanding shares were redesignated as Class N Shares.  The Mid-Cap Fund commenced operations on September 1, 2002.

The Growth Fund Class N Shares and the Mid-Cap Fund Class N Shares are offered through approved financial supermarkets, investment advisors and consultants, financial planners, broker-dealers and other investment professionals and their agents.  Substantial Investor Class Shares of the Growth Fund are offered to a limited category of investors, most notably to shareholders whose cumulative investment in the Growth Fund exceeds $1 million.  Substantial Investor Class Shares of the Growth Fund are typically not available through platforms, broker-dealers or other financial intermediaries.  They must be purchased directly through the Fund’s distributor, advisor or transfer agent.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2011 (Unaudited), Continued

A. Security Valuation:  All investments in securities are recorded at their estimated fair value, as described in note 3.

B. Federal Income Taxes:  It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2007 – 2009, or expected to be taken in the Funds’ 2010 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Arizona; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C. Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

The Funds distribute substantially all net investment income, if any, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of Growth Fund shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2011 (Unaudited), Continued

D.Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.Redemption Fees:  The Funds charge a 2% redemption fee to shareholders who redeem shares held for 60 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.  The Mid-Cap Fund retained no redemption fees during the six months ended March 31, 2011.

F. REITs:  The Funds can make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  Each Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

G. Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

H. Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of March 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2011 (Unaudited), Continued

prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – The Funds’ investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Short-Term Securities – Short-term securities having a maturity of less than 60 days are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of March 31, 2011:

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2011 (Unaudited), Continued

Growth Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$40,283,687	$—	$—	$40,283,687
Consumer Staples	15,398,969	—	—	15,398,969
Energy	47,171,401	—	—	47,171,401
Financials	6,602,148	—	—	6,602,148
Health Care	40,439,818	—	—	40,439,818
Industrials	58,099,679	—	—	58,099,679
Materials	30,349,252	—	—	30,349,252
Technology	83,802,707	—	—	83,802,707
Total Common Stocks	322,147,661	—	—	322,147,661
Short-Term Investments	6,355,621	—	—	6,355,621
Total Investments in Securities	$328,503,282	$—	$—	$328,503,282

Mid-Cap Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$2,041,573	$—	$—	$2,041,573
Consumer Staples	377,282	—	—	377,282
Energy	456,813	—	—	456,813
Financials	401,159	—	—	401,159
Health Care	1,007,800	—	—	1,007,800
Industrials	1,492,675	—	—	1,492,675
Materials	684,526	—	—	684,526
Technology	3,079,928	—	—	3,079,928
Telecommunication Services	240,352	—	—	240,352
Total Common Stocks	9,782,108	—	—	9,782,108
Short-Term Investments	309,666	—	—	309,666
Total Investments in Securities	$10,091,774	$—	$—	$10,091,774

Refer to the Funds’ Schedule of Investments for a detailed break-out of common stocks by industry classification.  Transfers between levels are recognized at the end of the reporting period.  During the six months ended March 31, 2011, the Funds recognized no significant transfers to/from level 1 or level 2. There were no level 3 securities held in the Funds during the six months ended March 31, 2011.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2011 (Unaudited), Continued

          New Accounting Pronouncement – On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment securities are to be valued and disclosed.  Specifically, the amendment requires reporting entities to disclose purchases, sales, issuances and settlements on a gross basis in the Level 3 rollforward rather than as one net number.  The effective date of the amendment is in for interim and annual periods beginning after December 15, 2010.  At this time, the Fund is evaluating the implications of the update and the impact to the financial statements.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended March 31, 2011, Chase Investment Counsel Corporation (the “Advisor”) provided the Funds with investment management services under each Fund’s Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of each Fund. For the six months ended March 31, 2011, the Growth Fund and the Mid-Cap Fund incurred $1,309,126 and $48,052 in advisory fees, respectively.

Each Fund is responsible for its own operating expenses.  The Advisor has agreed to reduce fees payable to it by the Mid-Cap Fund and to pay the Fund’s operating expenses to the extent necessary to limit the Mid-Cap Fund’s aggregate annual operating expenses to 1.48% of average daily net assets.  Any such reductions made by the Advisor in its fees or payment of expenses which are the Mid-Cap Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund’s expenses. The Advisor is permitted to be reimbursed for fee reductions and expense payments made in the previous three fiscal years in the Mid-Cap Fund.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the six months ended March 31, 2011, the Advisor reduced its fees and absorbed Fund expenses in the amount of $28,644 in the Mid-Cap Fund.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $127,832 at March 31, 2011 in the Mid-Cap Fund.  Cumulative expenses subject to recapture expire as follows:

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2011 (Unaudited), Continued

Year	Amount
2011	$12,414
2012	28,413
2013	58,361
2014	28,644
$127,832

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  U.S. Bancorp Fund Services, LLC also serves as the fund accountant and transfer agent to the Funds.  U.S. Bank N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Funds’ custodian. For the six months ended March 31, 2011, the Growth Fund and the Mid-Cap Fund incurred the following expenses for administration, fund accounting, transfer agency, and custody:

	Growth Fund	Mid-Cap Fund
Administration	$179,393	$9,958
Fund accounting	44,315	12,035
Transfer agency (a)	41,517	8,017
Custody	31,628	2,563

(a)  Does not include out-of-pocket expenses.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are employees of the Administrator.

For the six months ended March 31, 2011, the Growth Fund and the Mid-Cap Fund were allocated $5,323 and $2,194 of the Chief Compliance Officer fee, respectively.

NOTE 5 – SHAREHOLDER SERVICING FEE

The Growth Fund and the Mid-Cap Fund have entered into a Shareholder Servicing Agreement (the “Agreement”) with the Advisor, under which the Growth Fund Class N Shares and the Mid-Cap Fund Class N Shares may pay servicing fees at an annual rate of 0.25% of the average daily net assets of each Fund’s respective class. Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into Service Agreements with the Advisor for services provided to shareholders of the Funds.  The

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2011 (Unaudited), Continued

services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request.  For the six months ended March 31, 2011, the Growth Fund Class N Shares and the Mid-Cap Fund Class N Shares incurred shareholder servicing fees of $235,249 and $16,017 under the Agreement, respectively.

NOTE 6 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2011, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Growth Fund	$162,396,699	$244,193,786
Mid-Cap Fund	7,484,534	13,718,510

NOTE 7 – LINES OF CREDIT

The Growth Fund and the Mid-Cap Fund have lines of credit in the amount of $150,000,000 and $4,000,000, respectively.  These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, U.S. Bank N.A.  During the six months ended March 31, 2011, the Funds drew upon their lines of credit.  The Growth Fund had an outstanding average daily balance of $155,615, a weighted average interest rate of 3.25%, and paid $2,557 in interest.  The Mid-Cap Fund had a one day outstanding balance of $2,147,000, a weighted average interest rate of 3.25%, and paid $194 in interest.  The maximum amount outstanding for the Growth Fund and the Mid-Cap Fund during the six months ended March 31, 2011 was $14,187,000 and $2,147,000, respectively.  At March 31, 2011, the Funds had no outstanding loan amounts.

NOTE 8 – IN-KIND REDEMPTION

During the year ended September 30, 2010, the Growth Fund realized $7,275,307 of net capital gains resulting from an in-kind redemption. A shareholder exchanged fund shares for securities held by the Fund rather than for cash.  Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains and losses to paid-in-capital. Such reclassification has no effect on the Fund’s net assets.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2011 (Unaudited), Continued

NOTE 9 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) can differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred, sales of tax-free transfers of securities and losses realized subsequent to October 31 on the sale of securities.

The Funds made no distributions during the six months ended March 31, 2011 and the year ended September 30, 2010.

As of September 30, 2010, the most recent fiscal year end, the components of capital on a tax basis were as follows:

	Growth Fund	Mid-Cap Fund
Cost of investments (a)	$302,431,477	$10,715,781
Gross unrealized appreciation	58,132,056	2,473,225
Gross unrealized depreciation	(616,165)	(29,485)
Net unrealized appreciation (a)	57,515,891	2,443,740
Undistributed ordinary income	—	—
Undistributed long-term capital gain	—	—
Total distributable earnings	—	—
Other accumulated gains/(losses)	(48,594,206)	(3,776,173)
Total accumulated earnings/(losses)	$8,921,685	$(1,332,433)

(a)The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to a tax-free transfer of securities in the Growth Fund.  The book basis and tax basis net unrealized appreciation in the Mid-Cap Fund is the same.

At September 30, 2010, the Funds had capital loss carryforwards which expire as follows:

	2017	2018	Total
Growth Fund	$27,769,668	$20,824,538	$48,594,206
Mid-Cap Fund	1,649,916	2,126,257	3,776,173

Chase Funds

NOTICE TO SHAREHOLDERS at March 31, 2011 (Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-861-7556 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30, 2010

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-861-7556.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-888-861-7556.

Chase Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting held on December 8 and 9, 2010, the Board, including the persons who are Independent Trustees as defined under the Investment Company Act, considered and approved the continuance of the Advisory Agreements for the Chase Growth Fund and Chase Mid-Cap Growth Fund with the Advisor for another annual term.  At this meeting, and at a prior meeting held on October 27 and 28, 2010, the Board received and reviewed substantial information regarding the Funds, the Advisor and the services provided by the Advisor to the Funds under the Advisory Agreements.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s continuance of the Advisory Agreements:

1.     THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENTS.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Funds. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan. The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor to discuss various marketing and compliance topics, including the Advisor’s diligence in risk oversight.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreements and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2. THE FUNDS’ HISTORICAL YEAR-TO-DATE PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Funds as of August 31, 2010 on both an absolute basis, and in comparison to its peer funds as classified by Lipper and Morningstar.

Chase Growth Fund:  The Board noted that the Growth Fund’s performance, with regard to its Lipper comparative universe, was above its peer group median and average for the year-to date and ten-year total returns, but was below its peer group median and average for all other relevant periods.

Chase Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited), Continued

The Board noted that the Growth Fund’s performance, with regard to its Morningstar comparative universe, was above its peer group median and average for the ten-year total return, but below its peer group median and average for all other relevant periods.

The Board also considered any differences in performance between similarly managed accounts and the performance of the Fund and found the differences to be reasonable.

Chase Mid-Cap Growth Fund:  The Board noted that the Mid-Cap Growth Fund’s performance, with regard to its Lipper comparative universe, was above its peer group average, but below its peer group median, for the one-year total return, and above its peer group median, but below its peer group average, for the three-year total return, but below its peer group median and average for all other relevant periods.

The Board noted that the Mid-Cap Growth Fund’s performance, with regard to its Morningstar comparative universe, was above its peer group median and average for the year-to-date, one year and three-year total returns, but below its peer group median and average for the five-year and since inception total returns.

The Board also considered any differences in performance between similarly managed accounts and the performance of the Fund and found the differences to be reasonable.

3. THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENTS.  In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed, among other things, comparisons to its Lipper peer funds and to separate accounts for other types of clients advised by the Advisor and all Fund expense waivers and reimbursements.

Chase Growth Fund:  The Board noted that the Growth Fund’s total expense ratio, for both share classes, was lower than the median and average of its peer group.  The Board also noted that the contractual advisory fee was above the median and average of its peer group.  The Board also took into consideration the services the Advisor provided to its separately managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board found that the management fees charged to the Fund were in line with the fees charged to its separately managed account clients at minimum investment levels.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

Chase Mid-Cap Growth Fund:  The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Mid-Cap Growth Fund of 1.48% (the “Expense Cap”).  Additionally, the Board noted that the Fund’s total expense ratio was marginally lower than the average of its peer group, but slightly higher than the median of its peer group, and that the Fund’s contractual advisory fee was marginally higher than the average of its peer group, but equal to the median of its peer group.  The Board also

Chase Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited), Continued

considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Cap, the net advisory fees received by the Advisor from the Fund during the most recent fiscal year were significantly below the peer group median and average.  The Board also took into consideration the services the Advisor provided to its separately managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board found that the fees charged to the Fund were in line with the fees charged to its separately managed account clients at minimum investment levels.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

4. ECONOMIES OF SCALE.  The Board also considered that economies of scale appeared to have been achieved with the Growth Fund and were shared with Growth Fund shareholders through a reduced expense ratio.  They considered that economies of scale would be expected to be realized by the Advisor as the assets of the Mid-Cap Growth Fund grow.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Mid-Cap Growth Fund expenses so that the Fund does not exceed its specified Expense Cap.  The Board determined that as the Growth Fund continued to grow, they would discuss advisory fee breakpoints on the Chase Growth Fund with the Advisor in the future.  The Board concluded that there were no effective economies of scale to be shared with the Mid-Cap Growth Fund at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5. THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds. The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds, including benefits received in exchange for “soft dollars.”  After such review, the Board determined that given the information presented, the profitability to the Advisor with respect to the Advisory Agreements did not appear to be excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreements for the Chase Growth Fund and the Chase Mid-Cap Growth Fund, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Advisor, including the advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreements for the Chase Growth Fund and the Chase Mid-Cap Growth Fund would be in the best interest of each Fund and its shareholders.

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisor
Chase Investment Counsel Corporation
300 Preston Avenue, Suite 500
Charlottesville, VA 22902-5096

Distributor
Quasar Distributors, LLC
615 East Michigan Street, 4th Floor
Milwaukee, WI 53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered
Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
75 East 55th Street
New York, NY  10022

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has made the following material changes to its nominating committee charter concerning methods by which shareholders may recommend nominees to the Registrant’s Board of Trustees: (1) increased the advance notice requirement for a shareholder to nominate an Independent Trustee from at least 60 days prior to a shareholder meeting to between 120 and 150 days prior to a shareholder meeting; and 2) expanded the information that shareholders are required to provide when nominating a candidate for Independent Trustee.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*     /s/ Douglas G. Hess
 Douglas G. Hess, President

Date   5/27/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/ Douglas G. Hess
Douglas G. Hess, President

Date   5/27/11

By (Signature and Title)*        /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date   5/27/11

* Print the name and title of each signing officer under his or her signature